Exhibit 10.6

CERTAIN IDENTIFIED INFORMATION HAS BEEN EXCLUDED FROM THE EXHIBIT BECAUSE IT IS BOTH NOT MATERIAL AND IS THE TYPE THAT THE REGISTRANT TREATS AS PRIVATE OR CONFIDENTIAL. [*****] INDICATES THAT INFORMATION HAS BEEN REDACTED OR OMITTED.

FORM OF AMENDMENT TO ASSET PURCHASE AGREEMENT

This Amendment is dated April 15, 2025, and amends that certain Asset Purchase Agreement dated March 26, 2025 (“Agreement”) entered into by and between Titan Crest, LLC, a Delaware limited liability company, with its principal office located at 9 E. Loockerman Street, Suite 311, Dover, Delaware 19901 (“Titan Crest”), (the “Seller”), [*****], a corporation organized under the laws of Canada (“[*****]”), and AmpliTech Group, Inc., an Nevada corporation (“Buyer”). Each Seller, [*****] and Buyer are referred to herein, individually, as a “Party” and, collectively, the “Parties.”

RECITALS

WHEREAS, Seller’s Business includes, but is not limited to, developing, manufacturing, marketing and selling products that use radio frequency technology to make [*****] products;

WHEREAS, pursuant to the Agreement, Seller desires to sell and Buyer desires to purchase from Seller the [*****] Assets subject to the terms and conditions set forth in the Agreement, as to be amended herein; and

WHEREAS, the Parties wish to amended certain terms of Agreement as follows.

NOW, THEREFORE, in consideration of the premises and the mutual promises herein made, and in consideration of the representations, warranties, and covenants herein contained, the Parties agree as follows:

AGREEMENT

1. Definitions. Capitalized terms used herein without definition shall have the respective meanings assigned to such terms in the Agreement.

2. Amendment to the Agreement.

A. Section 1.01(a) of the Agreement is replaced in its entirety as follows:

Section 1.01 Purchase and Sale of Assets. Subject to the terms and conditions set forth herein, Seller shall sell, assign, transfer, convey and deliver to Buyer, and Buyer shall purchase from Seller, all of Seller’s right, title and interest in its [*****] Assets, which consists of the following assets:

(a) all related product lines and product specifications listed on Section 1.01(a) of the disclosure schedules attached hereto (“Disclosure Schedules”) or as transferred to Seller under the [*****] IP Transfer Agreement;

(b) a list of all of Seller’s customers related to [*****] Assets, as set forth on Section 1.01(b) of the Disclosure Schedules or as transferred to Seller under the [*****] IP Transfer Agreement (“[*****] Assets Customers”);

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(c) Purchased IP (as defined below) listed on Section 1.01(c) of the Disclosure Schedules related to the [*****] Assets or as transferred to Seller under the [*****] IP Transfer Agreement;

(d) the [*****] IP Transfer Agreement and other contracts of Seller, if any, related to the [*****] Assets set forth on Section 1.01(d) of the Disclosure Schedules (the “Included Contracts”);

(e) the items and rights related to the [*****] Assets including samples, prototypes, inventory, jigs, molds, etc. set forth in Section 1.01(e) of the Disclosure Schedules or as transferred to Seller under the [*****] IP Transfer Agreement;

(f) all [*****] Assets related intellectual property listed on Section 1.01(f) of the Disclosure Schedules, or as transferred to Seller under the [*****] IP Transfer Agreement including, but not limited, the source code for any software related to the [*****] Assets including the intellectual property being developed by [*****] for future delivery under the [*****] IP Transfer Agreement;

(g) all [*****] Assets related data and records, vendor lists, research and development reports and records, production reports and records, operating guides and manuals, product formulas and designs, financial and accounting records, creative materials, advertising materials, promotional materials, studies, and reports or as transferred to Seller under the [*****] IP Transfer Agreement; and

(h) other assets set forth on Section 1.01(h) of the Disclosure Schedules.

Collectively, such assets are referred to herein as the “Purchased Assets” and shall be offered and sold to Buyer free and clear of any mortgage, pledge, lien, charge, security interest, claim or other encumbrance (“Encumbrance”). The [*****] related assets and intellectual property shall be delivered to Buyer within thirty (30) days of the Closing Date.

B. Section 1.04 of the Agreement is replaced in its entirety as follows:

Section 1.04 Excluded Liabilities. Notwithstanding any provision in this Agreement to the contrary, other than the Assumed Liabilities set forth in Section 1.03 of this Agreement, Seller will retain and Buyer is not assuming nor will Buyer be responsible for any liability or obligation of Seller or any affiliate of Seller or arising out of or relating to the Purchased Assets including any warranty liability for products sold by Seller prior to the Closing. Specifically, the Buyer is not assuming any liability or obligation relating to the Seller’s Business, or operation of the Seller’s Business, of whatever nature, whether known or unknown, contingent or otherwise, arising out of or relating to Seller’s ownership or operation of the Seller’s Business and the Purchased Assets prior to the Closing (collectively, the “Excluded Liabilities”). All Excluded Liabilities will be retained by and remain obligations and liabilities of Seller. For clarity, Buyer is not liable or will not take responsibility for any [*****] loans and prepayments to [*****] or Seller which were granted to them prior to entering into the Agreement.

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C. Section 1.05 of the Agreement is replaced in its entirety as follows:

Section 1.05 Purchase Price. Buyer intends to acquire the Purchased Assets free and clear of all liens and encumbrances of any kind or nature for a total consideration of Eight Million United States Dollars ($8,000,000) (“Purchase Price”) to the Seller to be paid as follows:

(a) Cash Payment

(i) A first cash payment of Three Million Five Hundred Thousand U.S. Dollars (US$3,500,000) (the “Closing Payment”) which shall be contingent on the following conditions:

1. Assignment or new issuance of a [*****] purchase order from [*****] for fiscal year 2025 delivery to the Buyer, provided however, that deliveries already made by [*****] and paid by [*****] will not convey to Buyer before the Closing Date. Final purchase order amount for orders will be dependent upon Buyer’s direct discussion and agreement with [*****]; and

2. Receipt of correspondence from [*****] to Buyer, as determined by Buyer in its sole but reasonable discretion, indicating [*****]’s intention to issue purchase orders in the amount of [*****](including the initial purchase order indicated in Section 1.05(a)(i)1 above. These purchase orders are to be spread over three (3) years for [*****] to the Buyer. The purchase orders shall include [*****] for non-recurring engineering (NRE) related to the development of [*****], with such payment allocated in accordance with Appendix A attached hereto.

(ii) A second cash payment of Five Hundred Thousand U.S. Dollars (US$500,000) to be paid on December 5, 2025, contingent on the transfer of fully developed design package for [*****] technology (the “Transfer”) as contemplated by the [*****] IP Transfer Agreement and [*****] acknowledgment that the documentation/drawing package is suitable for full production purposes. If the Transfer does not occur by October 31, 2025, this milestone payment will be postponed by the same number of days equal to the difference between October 31, 2025 and the day Transfer occurs.

(b) Payment in Common Stock. A total of Five Million U.S. Dollars (US$4,000,000) to be paid in the form of restricted common stock of Buyer upon achievement of the following milestones:

(i) First payment of One Million Five Hundred Thousand U.S. Dollars (US$1,500,000) in the form of Buyer’s restricted common stock based on the Volume Weighted Average Price of Buyer’s common stock over the preceding thirty (30) trading days from the date the milestone set forth in Section 1.05(a)(i) is achieved.

(ii) Second payment of Two Million Five Hundred Thousand U.S. Dollars (US$2,500,000) in the form of Buyer’s restricted common stock based on the Volume Weighted Average Price of Buyer’s common stock over the preceding thirty (30) trading days from the date of the Transfer.

(c) Issuance of Shares: All share issuances contemplated by this Agreement shall be conducted in full compliance with applicable U.S. Federal and state securities laws, including, but not limited to, the Securities Act of 1933, as amended, and the rules and regulations promulgated thereunder. The common stock contemplated to be issued in connection with the sale of [*****] Assets shall be subject to a six (6) month restriction period, during which Seller shall not be permitted to engage in any sale, transfer, or other disposition of such shares. All share issuances under this Agreement shall be subject to approval by the Buyer’s shareholders if, and only if, required by NASDAQ Rule 5635(d) or similar rule of another National Stock Exchange, if applicable.

[Signature page follows]

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IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be executed as of the date first written above by their respective officers thereunto duly authorized.

TITAN CREST LLC, a Delaware limited liability company

By:
Name:

[*****], a Canadian corporation

By:
Name:

AMPLITECH GROUP, INC., a Nevada corporation

By:
Name:	Fawad Maqbool, President & Chief Executive Officer

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